                                Amendment No. 1
                                       to
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission Only
[ ] Definitive Proxy Statement (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        AMERIVISION COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant As Specified in Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] Fee not required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         (5) Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         -----------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

         (3) Filing Party:

         -----------------------------------------------------------------------

         (4) Date Filed:

         -----------------------------------------------------------------------

                                 June   , 2001


Dear Stockholder:


     I am pleased to announce the Annual Stockholders Meeting for AmeriVision Communications, Inc. This meeting will be held on Thursday, July 12, 2001 at the Westin Hotel, Century Ballroom, One North Broadway, Oklahoma City, Oklahoma at 1 p.m. (Central Daylight Savings Time). A formal notice of the meeting is enclosed. Also enclosed are a 2000 Annual Report and a proxy statement which provide important information about the Company and which explain in detail the proposals on which the stockholders will be voting.


     We urge you to attend our meeting. Whether in person or by proxy, it is important that your shares be represented at the meeting. To ensure your participation, regardless of whether you plan to attend in person, please complete, sign, date and return the enclosed proxy card promptly.


     We recommend four proposals for approval at the Annual Stockholders Meeting as follows:



          1. Election of seven directors (i.e., Jay Sekulow, John Damoose, Steve Halliday, Arthur Richardson, John Telling, David Clark, and Arch Bonnema).



          2. Amend the Company's Certificate of Incorporation to increase the authorized number of shares of stock. Merely increasing the number of authorized shares does not result in any issuance of the shares, and any such issuance would take place only if approved by the Board of Directors or stockholders as appropriate at some future time. This will allow the capability for the Company to facilitate a listing on a national stock exchange, or to pursue a strategic transaction.


          3. Amend the Company's Certificate of Incorporation to confer on the Board of Directors the power to adopt, amend or repeal the Company's by-laws. Allowing the Board to amend the by-laws gives the Board flexibility to respond quickly to corporate governance or other matters, as is standard among most public companies and consistent with best business practices.


          4. Bylaw changes necessary to establish that the Board of Directors consist of between seven and nine members and to remove obstacles to a stock listing or strategic transaction. The proposed Bylaws are similar to bylaws utilized by companies with best business practices.



     The Company has expanded the Board of Directors and has identified four qualified individuals of varied backgrounds and skills who are recommended by the current directors for membership on the Board.



     Thank you for your continued support. We look forward to seeing you on July 12th.


                                            Sincerely,

                                            Stephen D. Halliday
                                            President & CEO

                        AMERIVISION COMMUNICATIONS, INC.
                              5900 MOSTELLER DRIVE
                                   SUITE 1800
                         OKLAHOMA CITY, OKLAHOMA 73112

                             ---------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                          TO BE HELD ON JULY 12, 2001



     The Annual Meeting of Stockholders (the "Meeting") of AmeriVision Communications, Inc. (the "Company") will be held at the Westin Hotel, Century Ballroom, One North Broadway, Oklahoma City, Oklahoma on July 12, 2001 at 1 p.m. (Central Daylight Savings Time) for the following purposes:


          1. To elect members of the board of directors of the Company ("Board of Directors" or "Board");

          2. To authorize an Amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of the common stock of the Company, $.10 par value per share (the "Common Stock") from 1,000,000 to 5,000,000;


          3. To authorize an Amendment to the Company's Certificate of Incorporation to confer upon the Board the power to adopt, amend or repeal the Company's by-laws;



          4. To authorize an Amendment and Restatement of the Company's by-laws; and



          5. To consider such other matters as may properly come before the Meeting or any adjournment thereof.



     Only holders of record of the Company's Common Stock at the close of business on June 4, 2001, will be entitled to notice of and to vote at the Meeting or any adjournment thereof. The Company's stock transfer books will remain open.


     A Proxy Statement and Proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the Proxy promptly. All stockholders are cordially invited to attend the Meeting.

                                            By Order of the Board of Directors

                                                 /s/ STEPHEN D. HALLIDAY
                                            ------------------------------------
                                                    Stephen D. Halliday
                                                      President & CEO


June   , 2001


     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                        AMERIVISION COMMUNICATIONS, INC.
                              5900 MOSTELLER DRIVE
                                   SUITE 1800
                         OKLAHOMA CITY, OKLAHOMA 73112

                             ---------------------

                                PROXY STATEMENT

                             ---------------------


                       FOR ANNUAL MEETING OF STOCKHOLDERS


                          TO BE HELD ON JULY 12, 2001


                             ---------------------

                              GENERAL INFORMATION


     This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of AmeriVision Communications, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on July 12, 2001, and at any adjournment thereof, for the purposes set forth herein. All properly completed proxies will be voted in the manner specified therein. If no choice as to Proxy Item No. 1 (Election of Directors) is specified, proxies will be voted for the election to the Company's board of directors of the nominees listed below under "ELECTION OF DIRECTORS." If no choice as to Proxy Item No. 2 (Approval to Amend Certificate to increase authorized shares of Common Stock) is specified, proxies will be voted to approve the amendment to the Certificate. If no choice as to Proxy Item No. 3 (Approval to Amend Certificate to confer authority in Board to amend by-laws) is specified, proxies will be voted to approve the amendment to the Certificate. If no choice as to Proxy Item No. 4 (Approval to Amend and Restate the By-laws) is specified, proxies will be voted to approve the amendment and restatement of the By-laws. Any proxy given pursuant to this solicitation may be revoked prior to the Meeting by delivering an instrument revoking it or by delivering a duly executed proxy bearing a later date to the Secretary of the Company. A stockholder may elect to attend the Meeting and vote in person notwithstanding the fact that such stockholder has a proxy outstanding. We have described in this Proxy Statement all proposals that we know will or may be made at the Meeting. If any other proposal is properly presented at the Meeting, the proxies have discretion to vote your shares on the proposal as they see fit.



     The board of directors of the Company ("Board of Directors" or "Board") has established June 4, 2001, as the record date for determining the stockholders entitled to notice of and to vote at the Meeting. At the close of business on the record date, there were outstanding and entitled to vote 842,727 shares of the Company's common stock, $.10 par value per share (the "Common Stock"), with each share being entitled to one vote.



     Directors are elected by a plurality vote and the seven nominees who receive the most votes will be elected.



     Stockholders of record on the record date are entitled to cast their votes in person or by properly executed proxy at the Meeting. The presence, in person or by properly executed proxies, of one-third ( 1/3) of the Common Stock outstanding on the record date is necessary to constitute a quorum at the Meeting. If a quorum is not present at the time the Meeting is convened, the Company may adjourn or postpone the Meeting.



     The Company intends to mail this Proxy Statement and the accompanying proxy
card to stockholders on or about June   , 2001. Copies of the Annual Report,
which includes the Company's Form 10-K for 2000 will be mailed to the Company's stockholders along with this Proxy Statement.



     On May 15, 2001, a stockholder of the Company filed an action in Oklahoma state court seeking an order that the Company hold an annual meeting at which
(1) a proposal be presented to amend the bylaws of the

Company to expand the board of directors and (2) individuals be elected to serve as members of the expanded board. The stockholder subsequently mailed a letter to all stockholders seeking their consent to hold a stockholders meeting on June 14, 2001 and to present these proposals at such a meeting. After conversations between the Company and the stockholder, the stockholder agreed to withdraw the court action and the petition for a separate meeting and on May 31, 2001 he mailed a letter to the stockholders of the Company withdrawing his request for the June 14 meeting.


                             ELECTION OF DIRECTORS
                               (PROXY ITEM NO. 1)


     The Board of Directors has previously been comprised of four directors, each of whom are to serve until the Meeting. At the Meeting, the Company is proposing that only three of the current members of the Board, Steve Halliday, Jay Sekulow and John Damoose be re-elected.



     The Company has recently expanded the Board of Directors to seven members and is nominating four persons to fill the vacancies thus created. The Board thanks Mr. Tracy Freeny for his prior service to the Company as a member of the Board of Directors.



     All of the nominees have been nominated to serve as a director of the Company until the Company holds its 2002 annual meeting of the stockholders of the Company following their election. When properly executed and returned, the enclosed proxy will be voted in favor of the election of each of the nominees, unless authority to vote for a nominee is withheld. In the event that a nominee is unable to serve (an event which is not anticipated) or does not receive sufficient votes to be elected, then the person acting pursuant to the authority granted under the proxy will cast votes for the remaining nominees and, in his best judgment, for such other person as he may select in place of such nominee.


     The following tables set forth the name, age, and background information concerning the nominees for the Board and the current director that is not nominated for reelection to the Board. Information regarding the nominees' and director's ownership of Common Stock appears under the heading "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" below.


                                             DIRECTOR
NAME                                   AGE    SINCE               INFORMATION ABOUT NOMINEES
----                                   ---   --------   -----------------------------------------------
Stephen D. Halliday..................  52      1998     Mr. Halliday has been the President, Chief
                                                        Executive Officer and a director of the Company
                                                          since October 1998. From 1980 until 1997, Mr.
                                                          Halliday was a partner with Coopers & Lybrand
                                                          LLP (which is now PricewaterhouseCoopers LLC)
                                                          and from 1997 until October 1998 he was a
                                                          partner in and from October 1998 until May
                                                          2001 was Of Counsel to the law firm of Wiley,
                                                          Rein & Fielding ("WRF") in Washington, D.C.
                                                          Mr. Halliday graduated from Duke University
                                                          with bachelor of arts degree in accounting,
                                                          William & Mary University with a law degree
                                                          and Georgetown University with a masters of
                                                          law degree in taxation.

                                             DIRECTOR
NAME                                   AGE    SINCE               INFORMATION ABOUT NOMINEES
----                                   ---   --------   -----------------------------------------------
John B. Damoose......................  54      1998     Mr. Damoose has been a director of the Company
                                                          since October 1998. Since May 1997, Mr.
                                                          Damoose has been President of two non-profit
                                                          organizations, Religious Heritage of America
                                                          Foundation and Freedom of Ministries of
                                                          America. Prior to that, from May 1996 until
                                                          May 1997, he served as Co-President of the
                                                          Christian Broadcasting Network and from
                                                          November 1993 until May 1996 he served as
                                                          Senior Vice President -- Marketing and
                                                          Communications for International Family
                                                          Entertainment. Mr. Damoose graduated from the
                                                          University of Michigan with a bachelor of
                                                          science degrees in economics/political
                                                          science and Columbia University with a
                                                          masters degree in business administration.
Jay A. Sekulow.......................  44      1998     Mr. Sekulow has been a director of the Company
                                                          since October 1998. Mr. Sekulow is an
                                                          attorney and has been Chief Counsel of the
                                                          American Center for Law and Justice, a
                                                          non-profit public interest law firm ("ACLJ")
                                                          since 1992. He has also been, since 1995,
                                                          Chief Executive Officer of Regency
                                                          Productions, Inc. ("Regency"), a radio
                                                          production company which produces a thirty-
                                                          minute daily radio program on legal issues
                                                          hosted by Mr. Sekulow and, since 1987,
                                                          President and a Director of CASE, a
                                                          non-profit public interest law firm. Mr.
                                                          Sekulow graduated cum laude from Mercer
                                                          University with both a bachelor of arts
                                                          degree in history and law degree.
Arthur T. Richardson.................  63       --      Mr. Richardson has been Area President of
                                                          LegalLink Corporation, a court reporting and
                                                          litigation support services firm, since
                                                          January 1998. From 1982 until 1998 Mr.
                                                          Richardson was a Vice-President and Principal
                                                          of United Reporting, Inc., a court reporting
                                                          firm. He currently serves on the Board of
                                                          Directors of the following: Hebron
                                                          Communications Corporation ("Hebron") since
                                                          1997, MemberSource Credit Union since 1998,
                                                          and Calvary Assembly of God Church Foreign
                                                          Missions Board since 2000. Mr. Richardson
                                                          attended The Victoria College and University
                                                          of Houston.

                                             DIRECTOR
NAME                                   AGE    SINCE               INFORMATION ABOUT NOMINEES
----                                   ---   --------   -----------------------------------------------
John E. Telling......................  60       --      Mr. Telling was a director of the Company from
                                                          October 1998 to December 1999. Mr. Telling is
                                                          a founder and has been Chairman of the Board,
                                                          President and Chief Executive Officer of
                                                          Hebron since January 1996. Prior to that time
                                                          from June 1994 until January 1996, Mr.
                                                          Telling was a Senior Vice President with
                                                          Schroeder Werthein, Inc., an investment
                                                          banking firm and, from June 1993 until June
                                                          1994, a Partner of Merrion Group, a financial
                                                          services entity. Mr. Telling graduated from
                                                          Lehigh University with a bachelor of science
                                                          degree in business administration.
David W. Clark.......................  60       --      Mr. Clark has been the Vice President of
                                                        Broadcast Communications of the North American
                                                          Missions Board since June 1997. From 1991
                                                          until 1997, Mr. Clark was President of KMC
                                                          Media, a media strategy, production and
                                                          placement company. He also served as the Dean
                                                          of College of Communications at Regent
                                                          University from 1988 until 1991. Mr. Clark
                                                          graduated from Evangel University with a
                                                          bachelor of arts degree in history, Northern
                                                          Baptist Seminary with a Masters of Divinity,
                                                          and University of Iowa with a masters and
                                                          doctorate in mass communications.
Arch Bonnema.........................  48       --      Mr. Bonnema has been the owner and President of
                                                          Joshua Financial, a trust company, since
                                                          1991. From 1978 until 1993 he was the owner
                                                          of Bonnema Company, a legislative research
                                                          company. Mr. Bonnema is the Vice Chairman of
                                                          World Impact Dallas and Chairman of Military
                                                          Ministry of Campus Crusade. Mr. Bonnema
                                                          studied business law at West Central College
                                                          and the University of Minnesota.

                                             DIRECTOR
NAME                                   AGE    SINCE               INFORMATION ABOUT NOMINEES
----                                   ---   --------   -----------------------------------------------
CURRENT DIRECTOR NOT NOMINATED FOR THE BOARD OF DIRECTORS:
Tracy C. Freeny......................  56      1991     Mr. Freeny is a founder of the Company and has
                                                          served as Chairman of the Board of Directors
                                                          since the formation of the Company in May
                                                          1991 and served as President from such time
                                                          until October 1998. From 1970 until 1990 Mr.
                                                          Freeny operated a life insurance agency
                                                          affiliated with Phoenix Mutual Life Insurance
                                                          Company and is a lifetime member of the life
                                                          insurance industry Million Dollar Roundtable.
                                                          In 1990, Mr. Freeny went to work for AmeriTel
                                                          Communications, Inc. ("AmeriTel") a reseller
                                                          of long distance telephone services and in
                                                          1991 was part of the acquisition of the
                                                          assets of AmeriTel which began the Company.
                                                          Mr. Freeny graduated from Oklahoma State
                                                          University with a bachelor of arts degree in
                                                          finance. In July 1998, Mr. Freeny agreed to a
                                                          cease and desist order issued by the
                                                          Securities and Exchange Commission ("SEC")
                                                          regarding the violation of various federal
                                                          securities laws.


POTENTIAL ACTION AGAINST THE CHAIRMAN



     Company Directors John Damoose and Jay Sekulow (the "Investigative Committee") are conducting an inquiry into whether the Company has causes of action against Mr. Freeny arising out of certain transactions involving Mr. Freeny. In September 2000, the Investigative Committee retained the Washington, D.C. law firm Wilmer, Cutler & Pickering to assist the Investigative Committee in its inquiry. The Investigative Committee and its attorneys have conducted a review of a variety of transactions. The Investigative Committee has advised Mr. Freeny that it believes the Company has causes of action against Mr. Freeny.



     On or about March 9, 2001, Mr. Jerry Parry, a shareholder of the Company, filed a shareholder derivative action on behalf of the Company in the District Court of Oklahoma County, Oklahoma against Messrs. Tracy Freeny, Jay Sekulow, John Telling and Carl Thompson. The suit raises, among others, issues that have already been the subject of examination by the Investigative Committee. The Company was not named as a defendant in the suit. After taking a deposition of Mr. Sekulow and reviewing other relevant information provided by the Company, Mr. Parry moved the court to dismiss Mr. Sekulow as a defendant and the court entered an order dismissing Mr. Sekulow on March 27, 2001. Subject to court approval, the Company and Mr. Parry have agreed to convert Mr. Parry's shareholder derivative suit on behalf of the Company into a suit which the Company will control. The Company has determined that any such suit will not include Mr. Telling as a defendant because the Company does not believe that the derivative suit stated a valid claim against him.



     The Company and Mr. Freeny have been in discussions which may lead to a settlement of all or some of the Company's claims against him. If a settlement is reached with Mr. Freeny, the present intention of the Company is to make it subject to approval of the Company's stockholders and the court. There can be no assurance that these discussions with Mr. Freeny will continue or that a settlement will be reached. The Company will consider what steps to take regarding this suit and regarding all other issues examined by the Investigative Committee.



     Furthermore, the Company's senior lender, Coast Business Credit, has required the Company to obtain as an auditor a "Big Five" accounting firm by June 30, 2001. Based on discussions with such firms, the Company believes that it must establish that it has fully dealt with certain business practices that occurred prior to October 1998 while Mr. Freeny was in control of the Company (including some of those that are the basis for potential causes of action against Mr. Freeny).

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS; DIRECTORS' COMPENSATION

     Mr. Sekulow and Mr. Damoose have entered into certain Stock Agreements with the Company whereby they receive stock compensation for their agreements to continue to serve as directors. See "Employment Agreements and Other Arrangements -- Stock Agreements." In addition, Mr. Damoose is paid $36,000 per year for service as a director. Each member of the Board is reimbursed for the expenses of attending meetings. The Board of Directors held four meetings during the fiscal year ended December 31, 2000.

     The Board of Directors has established an Audit Committee and a Compensation/Nominating Committee. The Audit Committee is composed of Mr. Sekulow. The Audit Committee is responsible for (a) reviewing the scope of, and the fees for, the annual audit of the Company, (b) reviewing with the independent auditors the Company's accounting practices and policies, (c) reviewing with the independent auditors their final report, (d) reviewing with internal and independent auditors overall accounting and financial controls, and
(e) being available to the independent auditors for consultation purposes. The Audit Committee held one meeting during the fiscal year ended December 31, 2000.

     The Compensation/Nominating Committee is composed of Messrs. Sekulow and Damoose, with Mr. Sekulow serving as Chairman. The Compensation/Nominating Committee is responsible for reviewing the Company's policies with respect to the compensation of its officers at the Vice President level or higher, including the basis of the compensation of its chief executive officer and its relationship to corporate objectives and identifying and nominating future nominees as members of the Board of Directors. The Compensation/ Nominating Committee proposes new directors or responds to director candidates proposed by the Company's President and Chief Executive Officer or other directors. The Compensation/Nominating Committee held one meeting during the fiscal year ended December 31, 2000.

                        REPORT OF COMPENSATION COMMITTEE

     The Compensation/Nominating Committee of the Board of Directors establishes the Company's general compensation policies, compensation plans, and specific compensation levels for the Company's officers at the Vice President level or higher, including the basis of the compensation of its chief executive officer and its relationship to corporate objectives and identifying and nominating future nominees as members of the Board of Directors. The Compensation/Nominating Committee also reviews the design, administration and effectiveness of compensation programs for other key executives. The general policy and philosophy of the Compensation Committee is to provide total compensation opportunities that are competitive with the opportunities offered to executives in similar positions at competing companies and that compensation with a strong link to the financial performance of the Company enables the Company to attract and retain the key personnel necessary to fuel continued growth and profitability.

     CEO Compensation. The compensation of Mr. Halliday, the Company's President and Chief Executive Officer, consists of base salary and incentive compensation in the form of stock grants and options, as set forth in the Halliday Employment Agreement, discussed below. Mr. Halliday's compensation increased from $587,500 for the fiscal year ended December 31, 1999 to $600,000 for the fiscal year ended December 31, 2000 pursuant to the terms of the Halliday Employment Agreement. The Board of Directors monitors the CEO's performance under the Halliday Employment Agreement and periodically reviews his performance toward the achievement of the Company's financial, strategic and other goals. The Compensation Committee believes that the Company's success is dependent in part upon the efforts of its Chief Executive Officer.

                                            COMPENSATION COMMITTEE
                                            OF THE BOARD OF DIRECTORS

                                            John B. Damoose


                                            Jay A. Sekulow


     Each current director who was a director at the time of such meetings attended at least 75% of the total of the Board meetings and meetings of the committees of the Board of which he is a member.

                               EXECUTIVE OFFICERS

     In addition to Mr. Halliday, the Company's executive officers are as follows:

NAME AND POSITION WITH COMPANY          AGE        INFORMATION ABOUT EXECUTIVE
------------------------------          ---        ---------------------------
David E. Grose........................  48    Mr. Grose has been a Vice President
  Vice President and the Chief                and the Chief Financial Officer of the
  Financial Officer                             Company since April 1999. From July
                                                1997 through April 1999, Mr. Grose
                                                served as Vice President and Chief
                                                Financial Officer of Bayard Drilling
                                                Technologies, Inc., formerly a
                                                publicly traded oil and gas drilling
                                                company. Prior to that Mr. Grose was
                                                affiliated with Alexander Energy
                                                Corporation, formerly a publicly
                                                traded oil and gas exploration and
                                                development company, from its
                                                inception in March 1980, serving
                                                from 1987 through 1996 as a director
                                                and Vice President, Treasurer and
                                                Chief Financial Officer. Mr. Grose
                                                graduated from Oklahoma State
                                                University with a bachelor of arts
                                                degree in political science and
                                                University of Central Oklahoma with
                                                a masters degree in business
                                                administration.
Kerry A. Smith........................  38    Mr. Smith has been a Vice President of
  Vice President                              the Company since December 1998. He
                                                previously served as the Telecom/
                                                Infocom Practice Director for
                                                PricewaterhouseCoopers LLP in
                                                Dallas, Texas from 1997 to 1998 and
                                                he also has extensive
                                                product-marketing experience with
                                                WorldCom, Inc., a global
                                                communications company from 1990 to
                                                1997. Mr. Smith has more than 15
                                                years experience in the
                                                telecommunications industry holding
                                                key senior staff and management
                                                positions. Mr. Smith graduated from
                                                Capitol College with a bachelor of
                                                science in telecommunication
                                                engineering technology.

     Each officer serves at the discretion of the Board of Directors, subject to the terms of certain employment agreements described below.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table summarizes the compensation paid the Company's chief executive officer and other executive officers of the Company for services rendered in 1998, 1999 and 2000 (collectively, the "Named Executive Officers"), and such other individuals as are required to be disclosed.

                           SUMMARY COMPENSATION TABLE

                                                                         LONG TERM COMPENSATION
                                                                    ---------------------------------
                                              ANNUAL COMPENSATION       NUMBER OF
                                     FISCAL   -------------------       SECURITIES        ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR     SALARY     BONUS     UNDERLYING OPTIONS   COMPENSATION
---------------------------          ------   --------   --------   ------------------   ------------
Stephen D. Halliday................   2000    $600,000         --             --                 --
  President and Chief Executive       1999     487,500   $100,000         27,296                 --
  Officer                             1998     128,462         --             --           $127,500(1)
Kerry A. Smith.....................   2000    $215,000   $ 50,000          3,000                 --
  Vice President                      1999     215,000     50,000             --                 --
                                      1998      17,917         --             --                 --
Philip G. Evans(2).................   2000    $ 68,000   $  5,000          1,500           $ 20,000(3)
  Vice President and General
     Counsel
David E. Grose.....................   2000    $110,000   $ 15,000          1,500                 --
  Vice President and Chief            1999      77,656     10,625             --                 --
  Financial Officer

---------------

(1) These amounts represent payments made to Mr. Halliday prior to his becoming the Company's President and Chief Executive Officer.

(2) Mr. Evans employment with the Company terminated on April 20, 2001.

(3) This amount represents reimbursement by the Company of Mr. Evans's relocation expenses.

     The following table sets forth the information regarding the options granted to the Named Executive Officers of the Company during the fiscal year ended December 31, 2000.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                    INDIVIDUAL GRANTS                                POTENTIALLY REALIZABLE
                       ---------------------------------------------------------------------------      VALUE AT ASSUMED
                        NUMBER OF     PERCENT OF TOTAL                                               ANNUAL RATES OF STOCK
                        SECURITIES      OPTIONS/SARS     EXERCISE                                    PRICE APPRECIATION FOR
                        UNDERLYING       GRANTED TO      OR BASE                                          OPTION TERM
                       OPTIONS/SARS     EMPLOYEE IN       PRICE                                      ----------------------
NAME                     GRANTED        FISCAL YEAR       ($/SH)    EXPIRATION DATE   VESTING DATE     5%($)       10%($)
----                   ------------   ----------------   --------   ---------------   ------------   ---------    ---------
Kerry A. Smith.......      750              12.5%         25.20      July 1, 2010     July 1, 2001    11,866       30,122
                           750              12.5%         25.20      July 1, 2010     July 1, 2002    10,420       25,665
                           750              12.5%         25.20      July 1, 2010     July 1, 2003     9,024       21,614
                           750              12.5%         25.20      July 1, 2010     July 1, 2004     7,694       17,931
Philip G. Evans......      375              6.25%         25.20      July 1, 2010     July 1, 2001     5,943       15,061
                           375              6.25%         25.20      July 1, 2010     July 1, 2002     5,210       12,833
                           375              6.25%         25.20      July 1, 2010     July 1, 2003     4,512       10,807
                           375              6.25%         25.20      July 1, 2010     July 1, 2004     3,847        8,965
David E. Grose.......      375              6.25%         25.20      July 1, 2010     July 1, 2001     5,943       15,061
                           375              6.25%         25.20      July 1, 2010     July 1, 2002     5,210       12,833
                           375              6.25%         25.20      July 1, 2010     July 1, 2003     4,512       10,807
                           375              6.25%         25.20      July 1, 2010     July 1, 2004     3,847        8,965

    AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                              OPTIONS/SARS            IN-THE MONEY OPTIONS/SARS
                                            VALUE         AT FISCAL YEAR-END(#)         AT FISCAL YEAR-END($)
                       SHARES ACQUIRED    REALIZED     ---------------------------   ---------------------------
NAME                   ON EXERCISE(#)        ($)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   ---------------   -----------   -----------   -------------   -----------   -------------
Stephen D.
  Halliday...........         0              n/a         13,648         13,648           --             --
Kerry A. Smith.......         0              n/a              0          3,000           --             --
Philip G. Evans......         0              n/a              0          1,500           --             --
David E. Grose.......         0              n/a              0          1,500           --             --

EMPLOYMENT AGREEMENTS AND OTHER ARRANGEMENTS

  Halliday Employment Agreement

     Effective as of May 26, 2000 (the "Commencement Date"), the Company entered into an amended and restated employment agreement with an initial effective date of October 1998 (the "Halliday Employment Agreement") with Stephen D. Halliday, President, Chief Executive Officer and a director of the Company. The initial term of the Halliday Employment Agreement is for five years, with automatic one-year extensions. Pursuant to the Halliday Employment Agreement, Mr. Halliday initially received an annual salary of $450,000 which was increased to $600,000 on October 1, 1999, subject to annual review by the Board of Directors, which shall increase his salary at the annual consumer price index rate of increase and may further increase but not decrease his salary in its discretion. Mr. Halliday is also entitled to receive various medical, dental and group insurance, pension and other retirement benefits, disability and other benefit plans and vacation as the Company makes available to its senior executive officers. Mr. Halliday may be terminated in the event of his disability, for cause (as defined in the Halliday Employment Agreement) or without cause and Mr. Halliday may terminate his employment for good reason (as defined in the Halliday Employment Agreement, which includes any termination of Mr. Halliday's employment by the Company other than for cause and any change of control of the Company). If Mr. Halliday is terminated for cause or without cause (subject to the right of Mr. Halliday to terminate his employment for good reason) because of his death, he or his estate, as the case may be, will receive his salary and other benefits accrued as of the date of termination or death. If Mr. Halliday's employment is terminated as a result of his disability, Mr. Halliday will receive his salary and other benefits accrued as of the date of disability and 60% of his base salary for the period of disability but not exceeding the remaining term of the Halliday Employment Agreement. If Mr. Halliday terminates his employment for good reason, he is entitled to continue to receive his base salary for the remaining term of the Halliday Employment Agreement and, in addition, all his Common Stock and options to purchase Common Stock will continue to vest and he will receive upon each vesting date a cash bonus which will equal all taxes payable by Mr. Halliday as a result of the vesting of the Common Stock and the payment of this bonus. If the Company intends to terminate Mr. Halliday's employment without cause, it must give him notice and he is entitled to terminate his employment for good reason.

     Pursuant to the Halliday Employment Agreement, as of July 1, 2000, the Company issued Mr. Halliday 4,549 shares of Common Stock subject to certain vesting requirements. This issued stock vests as follows: 50% of the shares vested on July 1, 2000 and 25% of the shares will vest on each July 1 thereafter. If Mr. Halliday fails to serve as an officer of the Company, all unvested shares will be forfeited unless Mr. Halliday terminated his employment for good reason. Additionally, Mr. Halliday is to receive a cash bonus after any portion of these shares vests that will equal all taxes payable by him as a result of the vesting and the payment of this bonus.

     The Halliday Employment Agreement also granted Mr. Halliday two options to purchase shares of Common Stock. The first option effective as the Commencement Date granted Mr. Halliday options to purchase 27,296 shares (3% of fully diluted outstanding Common Stock as of such date) at $28.86 per share (the fair value of the Common Stock as of February 1, 1998, as was determined by a third party appraiser) (the "Exercise Price"). These options are subject to the following vesting schedule: 25% of the options vested on July 1, 1999, 25% of the options vested on July 1, 2000 and 25% of the options vest each July 1 thereafter. The second option, which will be effective three years after the Commencement Date, will entitle Mr. Halliday to purchase 2% of the fully diluted outstanding Common Stock as of such date at the Exercise Price plus 25%. The second option vests as follows: 50% of the options vest four years after the Commencement Date and 50% of the options vest five years after the Commencement Date. If Mr. Halliday fails to serve as an officer of the Company, unless he terminated his employment for good reason, the vesting will immediately cease; however, Mr. Halliday can exercise all vested options after such time until the termination of the options. All of these options will vest upon any sale of the Company. Once an option to purchase shares has vested it will remain exercisable for five years from such vesting date.

     Tracy Freeny also individually agreed that for as long as Mr. Halliday is employed by the Company to vote all of his shares of Common Stock for Mr. Halliday and, for a period of five years from the Commencement Date, for each of the other current directors of the Company for election to the Board of Directors. Also, pursuant to an employment agreement which was replaced by the Halliday Employment Agreement, Carl Thompson agreed to vote for Messrs. Halliday, Damoose and Sekulow's election to the Board of Directors. In June 1999, Mr. Thompson executed an agreement pursuant to which he agreed to honor his agreements contained in such prior employment agreement.

  Smith Employment Agreement

     Effective as of January 1, 2001 (the "Effective Date"), the Company entered into a one-year employment agreement (the "Smith Employment Agreement") with Kerry A. Smith, a Vice President of the Company. Pursuant to the Smith Employment Agreement, Mr. Smith receives an annual base salary of $240,000 and a bonus of $35,000. The Company may terminate the Smith Employment Agreement at any time during the term in which case Mr. Smith will be entitled to receive severance pay equal to four (4) months of base salary plus guaranteed bonus.

  Evans Employment Agreement

     Effective August 1, 2000, the Company entered into a two-year employment agreement (the "Evans Employment Agreement") with Philip G. Evans, former Vice President & General Counsel of the Company. Pursuant to the Evans Employment Agreement, Mr. Evans was to receive an annual base salary of $170,000 in year one, and $190,000 in year two. Mr. Evans was also eligible to receive a bonus of up to $30,000 annually. The Company was entitled to terminate the Evans Employment Agreement at any time and for any reason whatsoever upon ninety (90) days' notice to Mr. Evans. Had the Company notified Mr. Evans of its election too terminate Mr. Evans before the first anniversary of the Effective Date, Mr. Evans would have been entitled to receive severance pay equal to six (6) months pay (payable in a lump sum or over the course of such period, at the option of the Company) and health insurance for such period. Had the Company notified Mr. Evans of its election to terminate Mr. Evans between the first anniversary of the Effective Date and the second anniversary of the Effective Date, Mr. Evans would have been entitled to receive severance pay equal to four (4) months pay (payable in a lump sum or over the course of such period, at the option of the Company) and health insurance for such period. Mr. Evans' employment with the Company and the Evans Employment Agreement terminated on April 20, 2001. Mr. Evans is performing limited consulting services for the Company.

  Freeny Employment Agreement

     Effective as of the Commencement Date (i.e. May 24, 1999), the Company entered into an employment agreement (the "Freeny Employment Agreement") with Tracy C. Freeny, Chairman of the Board, as consideration for the additional services Mr. Freeny performs for the Company. The initial term of the Freeny Employment Agreement is for five years, with automatic one-year extensions. Pursuant to the Freeny Employment Agreement, Mr. Freeny receives an annual salary of $300,000, subject to annual review by the Board of Directors, which shall increase his salary at the annual consumer price index rate of increase and may further increase but not decrease such salary at the Board of Directors' discretion. Mr. Freeny is also entitled to receive various medical, dental and group insurance, pension and other retirement benefits, disability and other benefit plans and vacation as the Company makes available to its senior executive officers. Mr. Freeny may be terminated in the event of his disability, for cause (as defined in the Freeny Employment Agreement and summarized below) or without cause and Mr. Freeny may terminate his employment for good reason (as defined in the Freeny Employment Agreement, which includes any termination of Mr. Freeny's employment by the Company other than for cause and any change of control of the Company). "For cause" under the Freeny Employment Agreement generally means (i) repeated willful misconduct or gross negligence; (ii) repeated conscious disregard of his obligations thereunder or of any other written duties reasonably assigned to him by the Board; (iii) repeated conscious violation of any provision of the Company's by-laws or of its stated policies, standards or regulations; (iv) the commission of any act involving fraud; or (v) a determination that he has demonstrated a dependence upon any addictive substance, including alcohol, controlled substances, narcotics or barbiturates. If Mr. Freeny is terminated for cause or without cause (subject to the right of Mr. Freeny to terminate his employment for good reason) or because of his death, he or his estate, as the case may be, will receive his salary and other benefits accrued as of the date of termination or death. If Mr. Freeny's employment is terminated as a result of his disability, Mr. Freeny will receive his salary and other benefits accrued as of the date of disability and 60% of his base salary for the period of disability but not exceeding the remaining term of the Freeny Employment Agreement. If Mr. Freeny terminates his employment for good reason, he is entitled to continue to receive his base salary for the remaining term of the Freeny Employment Agreement and, in addition, one year following the date of his termination. If the Company intends to terminate Mr. Freeny's employment without cause, it must give him notice and he is entitled to terminate his employment for good reason. Pursuant to a separate written agreement, Mr. Freeny has agreed to defer certain accrued distributions allegedly owed to him by the Company and has been paid for such agreement. The Company is currently offsetting against salary payments under the Freeny Employment Agreement certain liabilities which the Company believes Mr. Freeny has to the Company. See Certain Relationships and Related Transactions with Officers, Directors and Affiliates -- Transactions with Mr. Freeny.

  Stock Agreements

     Each of Jay A. Sekulow and John B. Damoose, directors of the Company, have entered into amended and restated stock agreements with an initial effective date of October 1998 with the Company (the "Stock Agreements"). The Stock Agreements are effective May 26, 2000 and provide that the party thereto (the "Party") shall receive certain compensation for his agreement to continue service as a director of the Company. On July 1, 2000, the Company issued to each Party 4,549 shares of Common Stock, subject to certain vesting requirements. This issued stock vests as follows: 50% of the shares vested on July 1, 2000 and 25% of the shares vest on each July 1 thereafter. If a Party fails for any reason to serve as a director, all unvested shares will be forfeited. Additionally, each Party is to receive a cash bonus after any portion of these shares vests that will equal all taxes payable by the Party as a result of the vesting and the payment of this bonus.

     The Stock Agreements also grant each Party options to purchase a certain number of shares of Common Stock at the Exercise Price. Messrs. Sekulow and Damoose received options to purchase 27,296 shares (3.0% of fully diluted outstanding Common Stock as of such date) and 9,099 shares (1.0% of fully diluted outstanding Common Stock on such date), respectively. These options are subject to the following vesting schedule: 25% of the options vested on July 1, 1999 and 25% of the options vest on each July 1 thereafter. If a Party ceases to serve as a director, the vesting will immediately cease; however, the Party can exercise all vested options after such time until the termination of the options. All of the options will vest upon any sale of the Company. Once an option to purchase shares has vested it will remain exercisable for five years from such vesting date.

     Tracy Freeny also individually agreed for a period of five years from the execution of the Stock Agreements to vote all of his shares of Common Stock for each Party for election to the Board of Directors. Also pursuant to a stock agreement with Mr. Sekulow which was replaced by the Stock Agreement, Carl Thompson agreed to vote for Messrs. Halliday, Damoose and Sekulow's election to the Board of Directors. In

June 1999, Mr. Thompson executed an agreement pursuant to which he agreed to honor his agreements contained in such prior agreement.


  Telling Agreements



     In 1997, Mr. Telling entered into an employment agreement (the "1997 Telling Agreement") with the Company to serve as an executive of the Internet department of the Company, which provided that Mr. Telling receive an annual salary of $500,000 subject to annual review by the Board of Directors. Mr. Telling was also entitled to receive various medical, dental and group insurance, pension and other retirement benefits, disability and other benefit plans and vacation as the Company made available to its senior executive officers.



     Effective as of May 1999, the Company entered into a restated employment agreement with Mr. Telling (the "1999 Telling Agreement"). The 1999 Telling Agreement restated the 1997 Telling Agreement except that Mr. Telling's annual salary was reduced to $250,000. The initial term of the 1999 Telling Employment Agreement was for five years with automatic one-year extensions.



     Pursuant to the 1997 Telling Agreement, the Company issued Mr. Telling 9,099 shares of Common Stock (1.0% of the fully diluted outstanding Common Stock on such date) (the "Restricted Shares"), subject to certain vesting requirements. The 1999 Telling Agreement also granted Mr. Telling options to purchase 27,296 shares (3% of the fully diluted outstanding Common Stock as of such date) ("Options") at a price of $28.86 per share (the fair value of the Common Stock as of February 1, 1998, as was determined by a third party appraiser), which were to vest over time. These Options were granted subject to the following vesting schedule: 25% of the shares vested on July 1, 1999 and 25% of the shares vest were to on each July 1 thereafter.



     Effective as of December 31, 1999, Mr. Telling resigned as a director and employee of the Company and in connection with such resignation, the Company and Mr. Telling entered into a letter agreement (the "Resignation Agreement"). Pursuant to the Resignation Agreement, Mr. Telling received payments totaling $500,000 in 2000 and will receive $250,000 per year from January 1, 2001 until May 1, 2004. Mr. Telling received total compensation from the Company of $736,000 in 2000 composed of $500,000 in salary and severance pay, $187,000 in stock grants and $49,000 for taxes owed on the stock grants. Also, the Resignation Agreement provided that the Restricted Shares vest immediately and required the Company to pay Mr. Telling a cash bonus equal to all taxes payable by him as a result of the vesting and the payment of the bonus. It also provided that the Options remain in effect and will become exercisable on the terms provided in the 1997 Telling Agreement. The Resignation Agreement also provided for a mutual release between Mr. Telling and the Company and Mr. Telling agreed to certain non-competition covenants.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of March 31, 2001, the number of shares of Common Stock beneficially owned by each person known to the Company to own more than five percent (5%) of the outstanding shares of Common Stock, by each director of the Company or nominee who owned shares of Common Stock on that date, by each of the officers that are among the five most highly compensated officers of the Company, and by all directors and officers of the Company as a group. The Company believes that each of such beneficial owners has the sole voting and dispositive power over the shares held by such beneficial owner except as otherwise indicated.


                                                                  COMMON STOCK        PERCENT OF
NAME AND ADDRESS                                              BENEFICIALLY OWNED(1)    CLASS(1)
----------------                                              ---------------------   ----------
Stephen D. Halliday(1)......................................          18,197              2.2
Tracy C. Freeny(2)..........................................         156,543             18.6
John B. Damoose(3)..........................................           9,499              1.1
Jay A. Sekulow(4)...........................................          51,250              6.1
David E. Grose..............................................              --               --
Kerry A. Smith..............................................              --               --
Philip G. Evans.............................................              --               --
All Executive Officers and Directors as a Group (7
  Persons)..................................................         235,489             27.9
John E. Telling(5)..........................................          35,141              4.0
Arthur T. Richardson........................................             675               --
OTHER 5% STOCKHOLDERS:
Sharon Freeny(6)............................................         156,543             18.6
Harvey Price(7).............................................          50,000              5.9
Donald Price(8).............................................          50,000              5.9


---------------

(1) Includes 13,648 shares subject to options held by Mr. Halliday and 2,274 shares under stock grants, which shares are subject to forfeiture pursuant to the terms of the Halliday Employment Agreement (as defined herein).

(2) Includes 154,343 shares held jointly by Mr. Freeny and his wife and 2,200 shares held by Mr. Freeny's minor son. Mr. Freeny disclaims beneficial ownership of the shares owned by his minor son. Mr. Freeny's address is 6220 N.E. 113th Street, Edmond, Oklahoma 73034.

(3) Includes 4,549 shares subject to options held by Mr. Damoose and 2,274 shares under stock grants, which shares are subject to forfeiture pursuant to the terms of the Stock Agreement (as defined herein). Mr. Damoose also has the option to acquire shares upon the conversion of the Damoose Note (as defined under "Transactions with Directors" below), however, the number of shares issuable upon conversion cannot be determined because the conversion price is not currently ascertainable. The Damoose Note is convertible at any time into shares of Common Stock, at the option of Mr. Damoose, at a per share price equal to the lower of (x) the fair market value of the Common Stock on January 1, 1998, as determined by an appraisal, or (y) the lowest publicly traded price of the Common Stock three months following the establishment of a public trading market for the Common Stock. There is no minimum conversion price for the Damoose Note.

(4) Includes 13,648 shares subject to options held by Mr. Sekulow and 29,653 shares held by CASE; and 2,274 shares under stock grants, which shares are subject to forfeiture pursuant to the terms of the Stock Agreement (as defined herein). CASE also has the right to acquire shares upon the conversion of the CASE Note (as defined under "Transactions with Directors" below), however, the number of shares issuable upon conversion cannot be determined because the conversion price is not currently ascertainable. The CASE Note is convertible at any time into shares of Common Stock, at the option CASE, at a per share price equal to the lower of (x) the fair market value of the Common Stock on January 1, 1998, as determined by an appraisal, or (y) the lowest publicly traded price of the Common Stock three months following the establishment of a public trading market for the Common Stock. There is no minimum conversion price for the CASE Note.


(5)Includes 10,394 shares held by Mr. Telling's wife.



(6) Includes 154,343 shares held jointly by Ms. Freeny and her husband and 2,200 shares held by Ms. Freeny's minor son. Ms. Freeny disclaims beneficial ownership of the shares owned by her minor son. Ms. Freeny's address is 6220 N.E. 113th Street, Edmond, Oklahoma 73034.



(7) Harvey Price's address is Route 1, Box 49D, Wetomka, Oklahoma 74883.



(8) Donald Price's address is Route 2, Box 46, Holdenville, Oklahoma 74848.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS WITH OFFICERS, DIRECTORS AND AFFILIATES

  Transactions with Mr. Freeny

     Mr. Freeny acquired all of his shares of Common Stock upon formation of the Company without payment of cash consideration. After July 1, 1995, the Company paid distributions to stockholders except Mr. Freeny, to whom the Company annually accrued distributions for 1995, 1996 and 1997 of $849,118, $1,659,443 and $1,260,343, respectively, on his shares of Common Stock. These distributions were accrued on the same per share basis as paid to all other stockholders of the Company. As of December 31, 2000, the Company's financial statements reflect outstanding non-interest bearing accrued distributions payable to Mr. Freeny of $3,200,000.


     In a letter agreement dated July 14, 1999, the Company and Mr. Freeny agreed to defer payment of such amounts allegedly owed to Mr. Freeny until such time as the Company's financial condition further improved and it had funds available, legally and in good business practice, to pay any such accrued distributions. In consideration for this deferral and Mr. Freeny's subordination of the accrued distributions to the February 1999 credit facility with Coast Business Credit, Inc. ("Coast Loan"), the Company agreed to pay him, in addition to his salary, $300,000 per year until the payment of the accrued distributions was resumed and, if resumed, all amounts paid to Mr. Freeny pursuant to the agreement would credited against his accrued distributions. During the years ended December 31, 2000 and 1999, these payments totaled $225,000 and $150,000, respectively.


     In 1995 and 1996, Mr. Freeny, at that time President of the Company; Mr. Thompson, at that time Senior Vice President of the Company; and Willeta Thompson, Mr. Thompson's wife, sold 21,204 shares of Common Stock to 100 individuals at an aggregate price of approximately $2,480,000. The selling price ranged from $40 per share to $150 per share averaging $117 per share. In connection with each sale, Mr. Freeny caused the Company to issue a redemption agreement to the purchaser obligating the Company to buy back the stock at the purchase price plus a guaranteed return.

     The Company believes that these sales were initially made as new issuances of Common Stock in consideration for funds received by the Company. The Company believes that subsequently these sales were characterized as sales of Mr. Freeny's (and Mr. and Mrs. Thompson's) shares (the "Stock Transactions").


     As discussed above, the funds from the Stock Transactions in the amount of $2,480,000 had been received by the Company. These amounts were treated as loans to the Company (at 8% per annum with a two year maturity) by Mr. Freeny (and Mr. and Mrs. Thompson). The Company fully repaid these loans by March 31, 1998. The end result of these loan payments was that Mr. Freeny (and Mr. and Mrs. Thompson) had completed the sale of $2,480,000 of their stock at an average purchase price of $117 per share utilizing Company redemption agreements.



     Mr. Freeny never fully disclosed all relevant information regarding the history of the Stock Transactions to the members of the Board of Directors. Consequently, in January 1999, the Board approved a settlement with a shareholder believing incorrectly that the shareholder had purchased $750,000 worth of stock from the Company in October 1995 and received a redemption agreement from the Company. The Board subsequently discovered that the stock had been purchased from Mr. Freeny, not the Company, yet the Company had been caused by Mr. Freeny to issue a redemption agreement. Through December 31, 2000, the Company has redeemed 5,278 shares of Common Stock and paid a total of $1,060,000 in connection with these redemptions. The amounts paid consisted of $790,000 for the amounts paid by the stockholders and $270,000 for the specified rate of return, as described in the redemption agreements, for a total payment of $200.72 per share.


     Mr. Freeny received payments of $606,000 and $525,000 in 1999 and 2000, respectively, consisting of salary, bonus and distributions.

  Transactions with VisionQuest

     The Company, Mr. Freeny and Shawn Rohrer, Mr. Freeny's son-in-law, among others, formed VisionQuest in March 1993 to contract with the Company to outsource substantially all of the Company's telemarketing service requirements. Mr. Freeny served as a director and officer of VisionQuest and Mr. Rohrer served as the President and a director of VisionQuest.

     The Company compensated VisionQuest for its service through a variety of arrangements including commissions, hourly fees and overhead and expense reimbursements and paid from 1995 to 1998 a total of $31,573,000 to VisionQuest. In 1995, 1996, 1997 and 1998, the Company's total payments to VisionQuest were $11,103,000, $8,987,000, $5,274,000 and $6,209,000, respectively, which resulted in the Company paying VisionQuest an effective hourly rate of $36, $31, $33 and $50, respectively, in those years. The Company now believes it paid substantially higher rates for VisionQuest's services than it would have paid to an independent service provider.

     Mr. Freeny received compensation from VisionQuest in 1995, 1996 and 1997 totaling approximately $303,600, $414,000 and $6,500, respectively; and Mr. Rohrer received compensation from VisionQuest in 1995, 1996 and 1997 totaling approximately $367,000, $503,000, and $590,000, respectively. The amount of compensation received by Mr. Rohrer in 1998 is not known.

  Transactions with Hebron


     Messrs. Telling and Freeny and others formed Hebron Communications Corporation ("Hebron") in December 1995 to provide certain telecommunications services to the Company. By February 1999, Hebron's primary assets consisted of various equipment and leases for equipment utilized in telecommunications switching network services ("Switching Assets"), a 20-story, 195,000 square foot office tower in Oklahoma City, Oklahoma, where the Company's principal executive offices and substantially all of its operations are located, and certain assets jointly-developed with the Company and used in connection with the Company's Internet operations ("Internet Assets").



     During 1996, 1997, 1998 and for the month of January 1999 (the Company began operating the switches on February 1, 1999), the Company incurred telecommunications services expense payable to Hebron of approximately $4,685,000, $13,529,000, $14,736,000 and $1,469,000, respectively and in the total amount of $34,419,000. In 1997, because the Company's primary carrier lowered its rates, the Company believes that it could have obtained the services provided by Hebron on substantially more favorable terms in an arm's length transaction with an unaffiliated third party. However, in 1998 the Company and Hebron adjusted the rates being charged so that the Company was paying Hebron generally what the Company would pay for similar services in an arm's length transaction with an unaffiliated third party.


     In December 1996, Hebron began providing advance funding to the Company on billings transmitted by the Company to certain LEC's. The Company assigned specific LEC tapes to an independent escrow agent designed by Hebron, who would forward the tapes to the applicable LEC and, upon confirmation of receipt of the tape, advance up to 75% of the net tape amount to the Company. When the escrow agent received payment from the LEC it would remit payment to the Company of any remaining amounts owed to the Company after deducting interest of 18% per annum on the advance amount and factoring fees charged by Hebron of 2% of the tape amount plus $0.02 per call record. In 1996, 1997 and 1998, the Company incurred expenses in connection with these advances of approximately $57,000, $908,000 and $879,000, respectively. At December 31, 1997, all amounts had been repaid. Based on the amount of interest and factoring fees charged on these loans to the Company by Hebron pursuant to this program, the effective costs of funds on such loans was approximately 58% per annum. Based upon financing rates subsequently received by the Company from third party lenders, the Company believes that it could have obtained unaffiliated third party financing on significantly more favorable terms.


     Mr. Telling has been the Chairman of the Board, President and Chief Executive Officer and a director of Hebron since its formation in December 1995 and is also a shareholder of Hebron.


  Transactions with Directors

     Jay A. Sekulow, a director of the Company, is Chief Executive Officer, a director and 50% shareholder of Regency, and, through Regency, hosts a daily nationally syndicated radio talk show and Mr. Sekulow advertises the long distance services of the Company during the show. Through July 2000, the Company paid Regency as much as $159,000 per month to fund a portion of the cost that Regency incurs in creating this show. The amount was reduced to $130,000 in August 2000, $50,000 in September 2000 and a total of $95,350 for October through December 2000. Payments starting in October 2000 are based on a sales formula but in any event will not exceed $50,000 per month. In 1998, 1999 and 2000, these payments were $1,918,000, $1,908,000 and $1,388,350, respectively. The Company estimates that it has received over 150,000 customer subscriptions as a result of advertising during Mr. Sekulow's show.


     Regency also receives 10% of certain collected long distance revenues from the customers subscribed as a result of advertising during the show, the same consideration paid to all unaffiliated non-profit organizations by the Company for their endorsement. Mr. Sekulow is also Chief Counsel of ACLJ and President and a director of CASE, each of which provides its membership list to the Company in return for receiving 10% of certain collected revenues from members of such organizations who become customers of the Company, the same arrangement that all other non-profit organizations have with the Company. For 1998, 1999 and 2000, Regency, ACLJ and CASE collectively received aggregate payments from the Company as a result of these 10% payments (but not including amounts previously funded by the Company in respect of the radio show) of approximately $1,060,000, $1,107,000 and $1,010,000 respectively. Additionally, these non-profit organizations receive an agent commission ranging between 2% and 5% of certain collected revenues, which for 1997 and 1998 were approximately $168,000 and $497,000, respectively. Effective January 1, 1999, the Company entered into Royalty Agreements with each of Regency and Case, pursuant to which the Company agreed to pay (a) Regency $110,500 in 1999 and $102,000 in each of 2000 and $2001 and (b) CASE $386,500 in 1999 and $395,000 in each of 2000 and
2001, in each case as settlement for all past royalties and agency claims by Regency and CASE, elimination of any agent commissions due after 2001 and certain non-competition agreements of Regency and CASE, and also in partial settlement of issues arising from the CASE Loan described below. The terms of the Royalty Agreements are substantially the same as arrangements under which the Company phased out the compensation of certain of its sales agents.



     From August 1997 through November 1997, CASE loaned the Company an aggregate of $1,000,000 ("CASE Loan"). To obtain the CASE Loan, the Company made representations to CASE regarding the use of the CASE Loan proceeds and the effect of such uses on agent commission payments which would be made to CASE. The CASE Loan accrued interest at 10% and was due within two years. Although some principal payments were made, the Company did not have the financial ability to fully repay the CASE Loan within the two year time period. Furthermore, the Company had failed to fulfill the representations the Company had made on agent commissions that could be obtained as a result of the CASE Loan. Nonetheless, CASE consented to Coast's requirement that CASE subordinate the CASE Loan to the Coast Loan. In April 1999, the outstanding principal balance and all accrued interest thereon of the CASE Loan was converted into a new note payable to CASE in the original principal amount of $850,000, of which $588,183 was the remaining principal balance and accrued interest on the CASE Loan and $261,817 was a new loan from CASE to the Company (the "CASE Note"). The CASE Note bears interest at 10% per annum which is payable monthly and the entire outstanding principal balance is payable in full in April 2004, which maturity date can be extended at CASE's option for an additional five years on the same terms and conditions. The CASE Note is subordinated to the Coast Loan and is convertible at any time into shares of Common Stock, at the option of CASE, at a per share price equal to the lower of (i) the fair market value of the Common Stock on January 1, 1998, as determined by an appraisal, or (ii) the lowest publicly traded price of the Common Stock three months following the establishment of a public trading market for the Common Stock. Prior to the fourth anniversary of the Note, the Company has the right to prepay the CASE Note at a 10% premium to its then appraised value (including conversion value) ("Prepayment Right"). In connection with the issuance of the CASE Note, the Company has issued CASE warrants to purchase 3,400 shares of Common Stock for $0.01 per share. The Company believes that the terms and conditions of the CASE Loan and CASE Note were at least as favorable as the Company could have obtained in an arm's length transaction with an unaffiliated third party.


     In June 1998, John Damoose, a director of the Company, loaned the Company $150,000. The loan accrued interest at 18% and $50,000 of the principal was repaid in May 1999. In May 1999, the outstanding principal balance and all accrued interest thereon of the Damoose Loan was converted into a new note payable to Mr. Damoose in the original principal amount of $100,000 ("Damoose Note"). The terms of the Damoose Note and the terms of the CASE Note are identical other than the amounts and the length of the extension. The Damoose Note matures in April 2001 and can be extended, at Mr. Damoose's option, for an additional three years on the same terms and conditions. In connection with the issuance of the Damoose Note, the Company has issued Mr. Damoose warrants to purchase 400 shares of Common Stock for $0.01 per share. The Company believes that the terms and conditions of the Damoose Loan and Damoose Note were at least as favorable as the Company could have obtained in an arm's length transaction with an unaffiliated third party.


     From 1997 until October 1998, Mr. Halliday, the President, Chief Executive Officer and a director of the Company, was a partner in the law firm of WRF and Mr. Halliday served as Of Counsel with WRF for matters which did not involve the Company from October 1998 until May 2001. Mr. Halliday does not share in or otherwise benefit from the legal fees paid to WRF by the Company. WRF billed the Company its standard billing rates for work performed for the Company.


     In addition, Messrs. Halliday, Damoose and Sekulow received and are entitled to receive certain other payments from the Company more particularly described above in the Employment Agreements and Other Arrangements sections.

  Other Miscellaneous Transactions


     In 1997, the Company entered into twenty-five year sales representative agreements with twenty five of its key sales representatives, including, Diana Riske, Mr. Telling's daughter and Jeff Cato, Mr. Freeny's son-in-law. The agreements provide that the sales representatives will receive a commission of 3% of the net domestic billings of customers who subscribe to the Company's telecommunication services either directly or indirectly through any subscriber, business or organization procured as a result of the sales representatives contact with such subscriber, business or organization. In addition, the sales representatives will receive a commission of 1% of the net domestic billings of customers subscribed through any sales representative of the Company recruited by the sales representative. The sales representatives will receive substantially all of the payments under these agreements if they die or are terminated, with or without cause, during the term of the agreement. For 1998, 1999 and 2000, Ms. Riske and Mr. Cato received salary and commissions of approximately $73,800, $55,000 and $93,000 and $134,000, $133,000 and $142,500,
respectively. In January 1999, Ms. Riske entered into a new agreement with the Company reducing the term from twenty-five years to six years. In July 1999, Mr. Cato voluntarily agreed to terminate his contract and continues to work for the Company as a salaried employee.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     None of the Company's directors, executive officers and greater than 10% beneficial owners have filed reports required pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, during the year ended December 31, 2000.

                              INDEPENDENT AUDITORS

     Cole & Reed, P.C., certified public accountants with offices in Oklahoma City, Oklahoma, served as the Company's independent auditors for the fiscal year ended December 31, 2000.

     At the request of the Company's senior lender, the Company is in the process of interviewing among the "Big Five" accounting firms to serve as independent auditors for the current fiscal year. If the Company does not retain a "Big Five" accounting firm, it is anticipated that Cole & Reed, P.C. will be approved to serve as the Company's independent auditors for the current fiscal year.

     Representatives of Cole & Reed, P.C. will be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement if they desire to do so.

AUDITOR FEES

     The following is a description of the fees billed to the Company by Cole & Reed, P.C. during the fiscal year ended December 31, 2000:

          Audit Fees: Audit fees paid by the Company to Cole & Reed, P.C. in connection with Cole & Reed, P.C.'s review and audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and the reviews of the financial statements included in the Company's Forms 10-Q for that year totaled $304,875.

          Financial Information Systems Design and Implementation Fees: The Company did not engage Cole & Reed, P.C. to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

          All Other Fees: Fees billed to the Company by Cole & Reed, P.C. during the fiscal year ended December 31, 2000, for all other non-audit services rendered to the Company totaled $167,279.

     The Audit Committee has considered the services rendered by the Company's principal accountant for the most recent fiscal year as described above and has concluded that the provision of such services is compatible with maintaining the principal accountant's independence.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is appointed by the Board of Directors and operates pursuant to a written charter that was adopted by the Audit Committee on September 18, 2000. A copy of the Audit Committee Charter is attached as Appendix A to this Proxy Statement.


     In fulfilling its duties for the 2000 fiscal year, the Audit Committee has done each of the following:


     - reviewed fees paid by the Company to its independent auditors;

     - reviewed the Company's audited financial statements for 2000 and discussed the financial statements with the Company's management;

     - discussed with Cole & Reed, P.C. the matters required to be discussed with the auditor by the Auditing Standards Board Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU380) as may be modified or supplemented;

     - received written disclosure from Cole & Reed, P.C. about any relationship between Cole & Reed, P.C. and the Company which it believes may affect its independence;

     - received a confirmation letter from Cole & Reed, P.C. that it is independent of the Company;

     - discussed with Cole & Reed, P.C. its independence from the Company.

     Based on the review and discussions above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's 10-K filed with the SEC.

                                            AUDIT COMMITTEE CHAIRMAN

                                            Jay A. Sekulow



     The seven nominees receiving the highest number of "For" votes will be elected as directors; this number is called a plurality. Shares with respect to which the holders have abstained from voting and "broker non-votes" will not be counted for purposes of electing directors. If you do not vote your shares held through a broker and your broker does not vote them, the votes will be considered "broker non-votes." UNLESS MARKED TO "WITHHOLD AUTHORITY" WITH RESPECT TO THE NOMINEE(S), PROXIES RECEIVED WILL BE VOTED FOR THE NOMINEES.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES.

            PROPOSAL TO AMEND ARTICLES OF INCORPORATION TO INCREASE
                       AUTHORIZED SHARES OF COMMON STOCK
                               (PROXY ITEM NO. 2)

     The Company has issued and outstanding over 95% of the presently authorized 1,000,000 shares of common voting stock of $.10 par value of the Company (the "Common Stock"). The Company must amend its Certificate of Incorporation (the "Certificate") to increase the number of authorized shares of Common Stock in order to engage in transactions and establish compensation arrangements in which the Board of Directors may authorize the issuance of additional shares of Common Stock without any further vote of stockholders, unless such a vote is otherwise required.


     Accordingly, the Board of Directors has adopted a resolution setting forth a proposed amendment (the "First Amendment") of the Certificate, declaring its advisability and directing that it be considered at the Meeting. The First Amendment would increase the number of authorized shares of Common Stock from 1,000,000 shares to 5,000,000 shares. Holders of Common Stock are not, and if the First Amendment is adopted will not, be entitled to any preemptive or other subscription rights. If the First Amendment is approved by the Company's stockholders, the Company will file with the Oklahoma Secretary of State a Certificate of Amendment in the form attached hereto as Appendix B containing such provision.



     Approval of Proxy Item No. 2 will allow the Company to amend the Certificate to increase the number of authorized shares of Common Stock by a sufficient amount to also enable the Company, if the opportunity arises, to satisfy one of the requirements to list the Company's Common Stock for public trading. A listing could require, among other things, that at least one million shares of Common Stock be held by public shareholders. In order to satisfy such requirement, the Company would have to effect an appropriate stock split so that public shareholders own at least one million shares. The First Amendment will increase the number of authorized shares of Common Stock by an amount substantially more than is necessary to enable the Company to effect an appropriate stock split. If the Company successfully obtains a listing for public trading, it may, depending upon market conditions and the availability of market makers for the Company's Common Stock, provide the Company's stockholders with an opportunity to buy and sell shares if and when they so desire; a public market may also increase the value of the Company's Common Stock.


     To be adopted, the First Amendment must be approved by an affirmative vote of a majority of all of the outstanding shares of Common Stock. UNLESS MARKED TO DISAPPROVE OR ABSTAIN FROM VOTING WITH RESPECT TO THE AMENDMENT, PROXIES RECEIVED WILL BE VOTED TO APPROVE THE FIRST AMENDMENT TO THE CERTIFICATE.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THE FIRST AMENDMENT TO THE CERTIFICATE.

               PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION TO
                  CONFER BOARD WITH AUTHORITY TO AMEND BY-LAWS
                               (PROXY ITEM NO. 3)

     The Certificate does not have a provision authorizing the Board to amend the Company's by-laws. Such a provision has become standard among most public companies as it allows a board of directors to respond quickly to corporate governance or other matters as advisable or necessary through an amendment to the by-laws without the need for shareholder approval. In order to provide the Board with the desired flexibility to manage the Company's corporate affairs, the Company must amend the Certificate to confer on the Board the power to amend the Company's by-laws.

     Accordingly, the Board of Directors has adopted a resolution setting forth a proposed amendment of the Certificate (the "Second Amendment"), declaring its advisability and directing that it be considered at the

Meeting. The Second Amendment would confer on the Board the authority to adopt, amend or repeal the Company's by-laws. Approval of Proxy Item No. 3 will not affect the authority retained by the Company's stockholders to also adopt, amend or repeal the Company's by-laws.


     If the Second Amendment is approved by the Company's stockholders, the Company will file with the Oklahoma Secretary of State a Certificate of Amendment in the form attached hereto as Appendix B containing such provision.


     To be adopted, the Second Amendment must be approved by an affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote on the matter. Shares with respect to which the holders have abstained from voting on the matter will be counted for purposes of determining the number of shares entitled to vote on the Amendment to the Articles. If you do not vote your shares held through a broker and your broker does not vote them, the votes will be considered "broker non-votes." "Broker non-votes" will not be counted in determining the number of shares entitled to vote on the proposal. UNLESS MARKED TO DISAPPROVE OR ABSTAIN FROM VOTING WITH RESPECT TO THE AMENDMENT, PROXIES RECEIVED WILL BE VOTED TO APPROVE THE SECOND AMENDMENT TO THE CERTIFICATE.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THE SECOND AMENDMENT TO THE CERTIFICATE.

                     PROPOSAL TO AMEND AND RESTATE BY-LAWS
                               (PROXY ITEM NO. 4)


     The Board of Directors proposes to amend and restate the Company's by-laws to provide, among other things, that the number of directors which shall constitute the entire Board shall be not less than seven nor more than nine, and in connection with a possible listing of the Company's Common Stock on the NASDAQ Small Cap trading system, the Board also proposes that the Company's by-laws no longer contain the provision that grants to stockholders holding 11,000 shares or more a right of first refusal with respect to any proposed sale of the Company's Common Stock because such a requirement is impractical in the context of publicly traded shares. The Board of Directors has adopted a resolution setting forth the proposed Amended and Restated By-laws of the Company, attached hereto as Appendix C, declaring its advisability and directing that it be considered at the Meeting. If the Amended and Restated By-laws are approved by the Company's stockholders, they will become effective immediately.



     The proposal allows the Board of Directors to be expanded up to nine members, but the Board believes that a seven member Board is appropriate at this time. If any stockholder were to propose to require a larger Board at this time, the proxies intend to use their discretionary authority to vote against such a stockholder proposal.


     To be adopted, the Amended and Restated By-laws must be approved by an affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote on the matter. Shares with respect to which the holders have abstained from voting on the matter will be counted for purposes of determining the number of shares entitled to vote on the Amended and Restated By-laws. If you do not vote your shares held through a broker and your broker does not vote them, the votes will be considered "broker non-votes." "Broker non-votes" will not be counted in determining the number of shares entitled to vote on the proposal. UNLESS MARKED TO DISAPPROVE OR ABSTAIN FROM VOTING WITH RESPECT TO THE AMENDED AND RESTATED BY-LAWS, PROXIES RECEIVED WILL BE VOTED TO APPROVE THE AMENDED AND RESTATED BY-LAWS.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THE AMENDED AND RESTATED BY-LAWS.

                                 MISCELLANEOUS

STOCKHOLDER PROPOSALS

     A stockholder who wishes to present a proposal for action at the 2002 annual meeting of stockholders of the Company, and who wishes to have such proposal included in the proxy statement and form of proxy prepared by the management of the Company for that meeting, must notify the Company in writing not later than December 31, 2001. The notice should be directed to AmeriVision Communications, Inc., 5900 Mosteller Drive, Suite 1800, Oklahoma City, Oklahoma, 73112, Attention: David Grose, Chief Financial Officer and designated shareholder liaison. Under SEC Proxy Rule 14a-4(c), we will be able to use proxies given to us for the 2002 Annual Meeting to vote for or against any Stockholder proposal submitted other than pursuant to SEC Proxy Rule 14a-8 at our discretion unless the proposal is submitted to us on or before December 31, 2001. If the proposal is submitted before the deadline, we will retain our discretion to vote proxies we receive as long as we include in our Proxy Statement information on the nature of the proposal and how we intend to exercise our voting discretion and the proponent does not issue a proxy statement.

SOLICITATION OF PROXIES

     Proxies may be solicited on behalf of the Company by its officers and employees, who will receive no additional compensation for such services, through the mail, in person, and by telephone and by other telecommunication methods, and by Georgeson Shareholder Communications Inc., which will assist in the solicitation of proxies by the Company from banks, brokerage firms, other nominees, institutional holders and individual shareholders. Georgeson Shareholder Communications Inc.'s services will include:

     - delivering proxy materials to banks, brokerage firms and other nominees for redelivery to beneficial owners of shares of the Company's Common Stock;

     - placing follow-up calls to individuals and institutions to ensure receipt of the proxy materials and to encourage them to vote; and

     - answering routine telephone inquiries from stockholders.

The Company will pay Georgeson Shareholder Communications Inc a fee of approximately $25,000 as compensation for its services, plus reimbursement of reasonable out-of-pocket expenses, and will indemnify Georgeson Shareholder Communications Inc. against any losses arising out of Georgeson Shareholder Communications Inc.'s proxy soliciting services on behalf of the Company. Brokers, custodians, and other fiduciaries will be required to forward the Company's proxy solicitation materials to the beneficial owners of Common Stock held in their names, and the Company will reimburse such fiduciaries for the out-of-pocket expenses incurred by them in connection with such activities.

     The Annual Report is being delivered to stockholders together with this Proxy Statement. Copies of the Annual Report may be obtained, free of charge, upon written request by any stockholder delivered to AmeriVision Communications, Inc., 5900 Mosteller Drive, Suite 1800, Oklahoma City, Oklahoma 73112,
Attention: David E. Grose, Chief Financial Officer and designated shareholder liaison.

     THE COMPANY'S MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE.


                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING



     The Board of Directors knows of no matters other than those described herein to be brought before the Meeting. However, if any other matter should properly come before the Meeting, it is the intention of the persons named as proxies in the enclosed form of Proxy to vote the Proxy in accordance with their best judgment.


                                            By Order of the Board of Directors

                                                 /s/ STEPHEN D. HALLIDAY
                                            ------------------------------------
                                                    Stephen D. Halliday
                                                     President and CEO


Dated: June   , 2001

                                                                      APPENDIX A



                        AMERIVISION COMMUNICATIONS, INC.


                            AUDIT COMMITTEE CHARTER



     The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of AmeriVision Communications, Inc. (the "Company"), will have the oversight responsibility, authority and specific duties as described below.



COMPOSITION



     The Committee will be comprised of directors designated by the Board in a number which meets the applicable requirements of any exchange or trading system on which the securities of the Company may in the future be traded. The members of the Committee will meet any applicable independence or experience requirements. The members of the Committee will be elected annually at the organizational meeting of the full Board and will be listed in the annual report to shareholders. One of the members of the Committee will be elected Committee Chair by the Board.



RESPONSIBILITY



     The Committee is part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between internal audit, the independent accountants, financial management and the Board. Finally, the Committee may review any matters which may affect the Company's financial statements, public disclosures, or related policies or procedures. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.



     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that generally accepted accounting principles have been utilized in generating Company financial statements. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the business conduct guidelines of the Company.



AUTHORITY



     The Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company and other internal management issues requiring independent evaluation. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.



MEETINGS



     The Committee is to meet at least four times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair. The Committee is to meet in separate executive sessions with the chief financial officer, independent accountants and internal audit at least once each year and at other times when considered appropriate.

ATTENDANCE



     Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants and internal audit staff be present at Committee meetings.



SPECIFIC DUTIES



     In carrying out its oversight responsibilities, the Committee will:



          1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with any applicable legal or regulatory requirements.



          2. Review with the Company's management, internal audit and independent accountants the Company's accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to the adequacy of such controls.



          3. Review with the Company management, internal audit staff and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgments about the quality, not just the acceptability, of the accounting principles used by the Company in financial reporting.



          4. Review the scope of internal audit's work plan for the year and receive a summary report of major findings by internal auditors and how management is addressing the conditions reported.



          5. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.



          6. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.



          7. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing the relevant Forms 10-Q. Also receive a written confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.



          8. At the completion of the annual audit, review with management, internal audit and the independent accountants the following:



          - The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-K.



          - Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.



          - Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.



          - Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.



        If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.



          9. After preparation by management and review by internal audit and independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.



          10. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.



          11. Meet with management, internal audit and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as "material" or "serious". Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.



          12. Recommend to the Board the selection, retention or termination of the Company's independent accountants.



          13. Review the appointment and replacement of the senior internal audit executive.



          14. Review with management, internal audit and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.



          15. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.



          16. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of any applicable exchange or trading system, Statements on Auditing Standards and other accounting, legal and regulatory provisions.



          17. As the Committee may deem appropriate, conduct or authorize investigations into any matters within the Committee's responsibility.



          18. The Committee shall perform such other functions as assigned by law, the Company's charter or bylaws, or the board of directors.

                                                                      APPENDIX B



                            CERTIFICATE OF AMENDMENT


                        TO CERTIFICATE OF INCORPORATION


                                    (PROFIT)



To the Secretary of State of the State of Oklahoma:



     The undersigned, for the purposes of amending its Certificate of Incorporation, hereby certifies that the amendments have been duly adopted in accordance with the provisions of Section 1077 of the Oklahoma General Corporation Act:



          The name of the corporation is AmeriVision Communications, Inc.



          The fifth article of the corporation's Certificate of Incorporation is amended to provide:



             5. The aggregate number of shares which the corporation shall have authority to issue, the designation of each class, the number of shares of each class, and the par value of the share of each class are as follows:



        NUMBER OF SHARES                  PAR VALUE PER SHARE
        Common 5,000,000             (Or, if without par value, so
           Preferred                             state)
                                            $0.10 (10 cents)



                       TOTAL AUTHORIZED SHARES 5,000,0000



          The corporation's Certificate of Incorporation is amended to add an eighth article providing:



             8. For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, its directors and its stockholders or any class thereof, it is provided that, except as otherwise provided herein, the power to adopt, amend or repeal the by-laws is conferred on the board of directors.



     IN WITNESS WHEREOF, said corporation has caused this certificate to be
signed by its President and attested by its Secretary, this           day of
            , 2001.



-----------------------------------------------------
President
ATTEST:
-----------------------------------------------------
Secretary

                                                                      APPENDIX C


                              AMENDED AND RESTATED
                                   BYLAWS OF
                        AMERIVISION COMMUNICATIONS, INC.

                                   ARTICLE I

                 IDENTIFICATION, RECORDS, SEAL AND FISCAL YEAR

     SECTION 1.01 Name. The name of the Corporation is AmeriVision Communications, Inc. (the "Corporation").

     SECTION 1.02 Place of Keeping Corporate Books and Records. The Corporation shall keep at its principal office or at such other place or places as may be provided, a copy of (a) its Certificate of Incorporation and all amendments thereto currently in effect (the "Certificate"); (b) its Bylaws and all amendments thereto currently in effect (the "Bylaws"); (c) resolutions adopted by the Board of Directors (the "Board") with respect to one or more classes or series of shares and fixing their relative rights, preferences, and limitations, if shares issued pursuant to these resolutions are outstanding; (d) minutes of all meetings of the shareholders of the Corporation (the "Shareholders") and records of all actions taken by the Shareholders without a meeting (collectively, "Shareholders Minutes") for the prior three years; (e) all written communications by the Corporation to the Shareholders including the financial statements furnished by the Corporation to the Shareholders for the prior three years; (f) a list of the names and business addresses of the current directors of the Corporation (the "Directors") and the current officers of the Corporation (the "Officers"); and (g) the most recent Annual Report of the Corporation as filed with the Secretary of State of its jurisdiction of organization. The Corporation shall also keep and maintain at its principal office, or at such other place or places as may be provided, from time to time, in these bylaws (a) minutes of all meetings of the Board and of each committee, and records of all actions taken by the Board and by each committee without a meeting; (b) Shareholders Minutes; (c) appropriate accounting records of the Corporation; and (d) a record of the Shareholders in a form that permits preparation of a list of the names and addresses of all the Shareholders, in alphabetical order by class of shares, stating the number and class of shares held by each Shareholder. All of the records of the Corporation described in this Section shall be maintained in written form or in another form capable of conversion into written form within a reasonable time.

     SECTION 1.03 Seal. The Board may designate the design and cause the Corporation to obtain and use a corporate seal, but the failure of the Board to designate a seal or the absence of the impression of the corporate seal from any document does not affect in any way the validity or effect of such document.

     SECTION 1.04 Fiscal Year. The fiscal year of the Corporation shall end at such time as the Board shall determine. In the event the Board shall not make such a determination, the fiscal year of the Corporation shall be the calendar year.

                                   ARTICLE II

                                     SHARES

     SECTION 2.01 Certificates for Shares. Each holder of the shares of the Corporation shall be entitled to a certificate in such form as the Board may prescribe from time to time. However, unless the Certificate provided otherwise, the Board may authorize the issue of some or all of the shares of any or all of the Corporation's classes or series without certificates. Within a reasonable time after the issue or transfer of shares without certificates, the Corporation shall send the Shareholder a written statement of the information required on certificates by applicable law.

     SECTION 2.02 Transfer of Shares. The Shares of the Corporation shall be transferable only on the books of the Corporation upon delivery to the Corporation of the certificate(s) representing the same or in the case of shares without certificates, an instrument of assignment in respect of the shares being transferred, in form and substance satisfactory to the Corporation, properly endorsed by the registered holder or by his duly authorized attorney, such endorsement or endorsements to be witnessed by one witness or guaranteed by a bank or registered securities broker or dealer. The requirement for such witnessing may be waived in writing upon the form of endorsement by the President of the Corporation.

     SECTION 2.03 Lost, Stolen or Destroyed Certificates. The Corporation may issue a new certificate for shares in the place of any certificate theretofore issued and alleged to have been lost, stolen or destroyed, but the Board may require the owner of such lost, stolen or destroyed certificate, or his legal representative, to furnish an affidavit as to such loss, theft or destruction and to give a bond in such form and substance, and with such surety or sureties, with fixed or open penalty, as it may direct to indemnify the Corporation against any claim that may be made on account of the alleged loss, theft or destruction of such certificate. A new certificate may be issued without requiring any bond when, in the judgment of the Board, it is not imprudent to do so.

     SECTION 2.04 Issue and Consideration for Shares. The adequacy of the consideration for the issuance of shares is to be determined by the Board, and that determination is conclusive insofar as the adequacy of the consideration relates to whether the shares are validly issued, fully paid, and nonassessable. Once the Corporation receives the consideration for which the Board authorized the issuance of the shares, the shares are fully paid and nonassessable.

                                  ARTICLE III

                            MEETING OF SHAREHOLDERS

     SECTION 3.01 Place of Meetings. All meetings of Shareholders shall be held at the principal office of the Corporation or at such other place as may be specified in the respective notices or waivers of notice thereof.

     SECTION 3.02 Annual Meeting. Unless otherwise determined by the Board, the annual meeting of the Shareholders for the election of Directors, and for the transaction of such other business as may properly come before the meeting, shall be held at 2:00 p.m. on the third Thursday of the fifth month following the close of each fiscal year, if such day is not a legal holiday, and if a holiday then on the first following day is not a legal holiday. Failure to hold the Annual Meeting at the designated time does not affect the validity of any corporate action.

     SECTION 3.03 Special Meetings. Special meetings, for any purpose or purposes (unless otherwise prescribed by law), may be called by the Board or the President, and shall be called by the President or any Vice President at the request in writing of a majority of the Board, or at the written demand, delivered to the Secretary, of Shareholders holding of record not less than 25 percent of the voting power of all the shares of the Corporation issued and outstanding and entitled by the Certificate to vote on the business proposed to be transacted thereat. All requests or demand for special meetings shall state the purpose or purposes thereof, and the business transacted at such meeting shall be confined to the purposes stated in the call and matters germane thereto.

     SECTION 3.04 Record Date. The Board may fix a record date, not exceeding seventy (70) days prior to the date of any meeting of the Shareholders, for the purpose of determining the Shareholders entitled to notice of and to vote at such meeting. In the absence of action by the Board fixing a record date as herein provided, the record date shall be the fourteenth (14th) day prior to the date of the meeting. A new record date must be fixed if a meeting of Shareholders is adjourned to a date more than 120 days after the date fixed for the original meeting.

     SECTION 3.05 Notice of Meeting. A written or printed notice, stating the place, day and hour of the meeting, and, in the case of a special meeting or when otherwise required by any provision of the Act, the Certificate or these Bylaws, the purpose or purposes for which the meeting is called, shall be delivered or mailed by the Secretary or by the persons calling the meeting to each Shareholder at the time entitled to vote, at such address as appears on the records of the Corporation at least ten (10) and not more than sixty (60) days before the date of the meeting. Notice of any special meeting called at the written demand of Shareholders shall be delivered or mailed within sixty (60) days of the Secretary's receipt of such demand.

     SECTION 3.06 Waiver of Notice. Notice of any annual or special meeting may be waived in writing by any Shareholder, before or after the date and time of the meeting specified in the notice thereof, by a written waiver delivered to the Corporation for inclusion in the minutes or filing with the corporate records. A Shareholder's attendance at any meeting in person or by proxy shall constitute a waiver of (a) notice of such meeting, unless the Shareholder at the beginning of the meeting objects to the holding of or the transaction of business at the meeting, and (b) objection to the consideration of any business that is not within the purpose or purposes described in the meeting notice at such meeting, unless the Shareholder objects to considering the matter when it is presented.

     SECTION 3.07 Proxies. A Shareholder entitled to vote at any meeting may vote in person or by proxy executed in writing by the Shareholder or a duly authorized attorney-in-fact of such Shareholder. For purposes of this Section, a proxy granted by telecopy or other document transmitted electronically for or by a Shareholder shall be deemed "executed in writing by the Shareholder." The general proxy of a fiduciary shall be given the same effect as the general proxy of any other Shareholder. No proxy shall be valid after eleven months from the date of its execution unless a longer or shorter time is expressly provided therein. An appointment of a proxy is revocable by a Shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest.

     SECTION 3.08 Quorum. At any meeting of Shareholders, the holder of a majority of the outstanding shares which may voted on the business to be transacted at such meeting, represented thereat in person or by proxy, shall constitute a quorum, and a majority vote of such quorum shall be necessary for the transaction of any business by the meeting, unless a greater number is required by law, the Certificate or these Bylaws. In case a quorum shall not be present at any meeting, the holders of record of a majority of such shares so present in person or by proxy may adjourn the meeting from time to time, without notice, other than announcement at the meeting, unless the date of the adjourned meeting requires that the Board fix a new record date therefore, in which case notice of the adjourned meeting shall be given. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally scheduled.

     SECTION 3.09 Shareholder List. The Secretary shall prepare before each meeting of Shareholders a complete list of the Shareholders entitled to notice of such meeting, arranged in alphabetical order by class of shares (and each series within a class), and showing the address of, and the number of shares entitled to vote held by, each shareholder (the "Shareholder List"). Beginning ten (10) business days before the meeting and continuing throughout the meeting, the Shareholder List shall be on file at the principal office or at a place identified in the meeting notice as the city where the meeting will be held, and shall be available for inspection by any Shareholder entitled to vote at the meeting. On written demand, made in good faith and for a proper purpose and describing with reasonable particularity, the Shareholder's purpose, the Shareholder (or such Shareholder's agent or attorney authorized in writing) shall be entitled to inspect and to copy the Shareholder List, during regular business hours and at the Shareholder's expense, during the period the Shareholder List is available for inspection. The original stock register or transfer book, or a duplicate thereof shall be the only evidence as to who are the Shareholders entitled to examine the Shareholder List, or to receive notice of or to vote at any meeting.

     SECTION 3.10 Meeting by Telephone. Any or all of the Shareholders may participate in a meeting by or through the use of any means of communication by which all Shareholders participating may simultaneously hear each other during the meeting. A Shareholder participating in a meeting by this means is deemed to be present in person at the meeting.

                                   ARTICLE IV

                               BOARD OF DIRECTORS


     SECTION 4.01 Duties and Number. The business and affairs of the Corporation shall be managed under the direction of a Board of Directors. The number of directors which shall constitute the entire Board shall be not less than seven (7) nor more than nine (9) and the number which shall constitute the entire Board at any time shall be as determined by the Board of Directors.


     SECTION 4.02 Election, Term of Office and Qualification. Directors shall be elected at each annual meeting by the Shareholders entitled by the Certificate to elect Directors. Directors shall be elected for a term of one year and shall hold office until their respective successors are elected and qualified. Directors need not be Shareholders of the Corporation. No decrease in the number of Directors at any time provided for by these Bylaws shall have the effect of shortening the term of any incumbent Director.

     SECTION 4.03 Powers of Directors. The Board shall exercise all the powers of the Corporation, subject to the restrictions imposed by law, the Certificate, or these Bylaws.

     SECTION 4.04 Annual Meeting. Unless otherwise determined by the President or the Board, the Board shall meet each year immediately after the annual meeting of the Shareholders, at the place where such meeting of the shareholders has been held, for the consideration of any business that may properly be brought before the meeting. No notice shall be necessary for the holding of this annual meeting.

     SECTION 4.05 Regular Board Meetings. Regular meetings of the Board may be held at stated times or from time to time, and at such place as the Board may determine, without call and without notice.

     SECTION 4.06 Special Board Meetings. Special meetings of the Board may be called at any time or from time to time, and shall be called on the written request of a majority of the Directors then in office or by the President, by causing the Secretary or any Assistant Secretary to give each Director, either personally or by mail, telephone, telecopy or other form of wire or wireless communication at least twenty-four (24) hours notice of the date, time and place of such meeting. Special meetings shall be held at such place as shall be specified in the respective notices or waives of notice thereof. A Director may waiver notice of any special meeting of the Board before or after the date and time stated in the notice by a written waiver signed by the Director and filed with the minutes or corporate records. A Director's attendance at or participation in a special meeting waives any required notice to the Director of the meeting unless the Director at the beginning of the meeting (or promptly upon the Director's arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

     SECTION 4.07 Meeting by Telephone. Any or all of the members of the Board or of any committee designated by the Board may participate in a meeting of the Board or the committee, or conduct a meeting through the use of, any means of communication by which all persons participating may simultaneously hear each other during the meeting, and participation in a meeting using these means constitutes presence in person at the meeting.

     SECTION 4.08 Quorum. A majority of the total number of directors, excluding any vacancies, shall constitute a quorum for the transaction of business at any meeting of the Board; provided, however, that in no event shall a number which is less than one-third ( 1/3) of the total number of directors constitute a quorum, except for (a) that for the purpose of filling of vacancies of the Board a majority of Directors then in office shall constitute a quorum, and (b) that a lesser number may adjourn the meeting from time to time until a quorum is present. The affirmative vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board, unless the act of a greater number is required by law, the Certificate or these Bylaws.

     SECTION 4.09 Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if the action is taken by all members of the Board or of such committee. The action must be evidenced by one (1) or more written consents describing the action taken, signed by each member of the Board or of the committee, and included in the minutes or filed with the corporate records reflecting the action taken. Action taken under this Section is effective when the last member of the Board or of the committee signs a written consent, unless the consent specifies a different prior or subsequent effective date.

     SECTION 4.10 Resignations. Any Director may resign at any time, by delivering written notice to the Board, the President, or the Secretary. Such resignation shall take effect when the notice is delivered unless the notice specifies a later effective date. If the resignation specifies a later effective date, the Board may fill the pending vacancy before the effective date, but the new Director may not take office until the vacancy occurs.

     SECTION 4.11 Removal. Any Director may be removed, with or without cause, at any meeting of the Shareholders by the affirmative vote of a majority in number of shares of the Shareholders of record present in person or by proxy and entitled to vote for the election of Directors, if notice of the intention to act upon such matter shall have been given in the notice calling such meeting. If the notice calling such meeting shall so provide, the vacancy caused by such removal may be filled at such meeting by vote of the holders of a majority of the outstanding shares present and entitled to vote for the election of Directors.

     SECTION 4.12 Vacancies. Any vacancy occurring in the Board, including a vacancy resulting from an increase in the number of Directors, may be filled by the Board. Each Director so chosen shall hold office until the expiration of the term of the Director, if any, whom he has been chosen to succeed, or, if none, until the expiration of the term designated by the Board for the directorship to which he as been elected, or until his earlier removal, resignation, death, or other incapacity.

     SECTION 4.13 Compensation of Directors. The Board is empowered and authorized to fix and determine the compensation of Directors for attendance at meetings of the Board and additional compensation for such additional services any of such Directors may perform for the Corporation.

     SECTION 4.14 Interest of Directors in Contracts. Any contract or other transaction between the Corporation and (a) any Director, or (b) any corporation, unincorporated association, business trust, estate, partnership, trust, joint venture, individual or other legal entity ("Legal Entity") (1) in which any Director has a material financial interest or is a general partner, or
(2) of which any Director is a director, officer or trustee (collectively, a "Conflict Transaction"), shall be valid for all purposes, if the material facts of the Conflict Transaction and the Director's interest were disclosed or known to the Board, a committee with authority to act thereon, or the Shareholders entitled to vote thereon, and after receiving such disclosure or knowledge, the Board, such committee, or such Shareholders authorized, approved, or ratified the Conflict Transaction. A Conflict Transaction is authorized, approved or ratified:

          (a) By the Board or such committee, if it receives the affirmative vote of a majority of the Directors who have no interest in the Conflict Transaction, notwithstanding the fact that such majority may not constitute a quorum or a majority of the Board or such committee or a majority of the Directors present at the meeting, and notwithstanding the presence or vote of any Director who does have such an interest; provided, however, that no Conflict Transaction may be authorized, approved or ratified by a single Director; or

          (b) By the Shareholders, if it receives the vote of a majority of the shares entitled to be counted, in which vote shares owned or voted under the control of any Directors who, or of any Legal Entity that, has an interest in the Conflict Transaction may be counted.

This Section shall not be construed to require authorization, ratification or approval by the Shareholders of any Conflict Transaction, or to invalidate any Conflict Transaction that would otherwise be valid under the common and statutory law applicable thereto.

                                   ARTICLE V

                      COMMITTEES OF THE BOARD OF DIRECTORS

     SECTION 5.01 Creation of Committees. The Board may create one (1) or more committees and appoint members of the Board to serve on them. Each committee may have one (1) or more members, who serve at the pleasure of the Board. The creation of a committee and appointment of members to it must be approved by the greater of: (a) a majority of all the Directors in office when the action is taken; or (b) the number of Directors required by the Certificate or these Bylaws to take action under the Act.

     SECTION 5.02 Powers of the Committees. To the extent specified by the Board, each committee may exercise the authority of the Board. A committee may not, however (a) authorize distributions of dividends, except a committee (or an executive officer of the Corporation designated by the Board) may authorize or approve a reacquisition of shares or other distribution if done according to a formula or method, or within a range, prescribed by the Board; (b) approve, adopt, recommend or propose to Shareholders action that the Act requires to be approved by Shareholders; (c) fill vacancies on the Board or on any of its committees; (d) except to the extent permitted by Subsection (g) of this Section 5.02, amend the Certificate; (e) adopt, amend, or repeal these Bylaws; (f) approve a plan of merger not requiring Shareholder approval; or (g) authorize or approve the issuance or sale or a contract for sale of shares, or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except the Board may authorize a committee (or an executive officer designated by the Board) to take the action described in this Subsection
(g) within limits prescribed by the Board.

     SECTION 5.03 Meetings; Procedure; Quorum. Sections 4.05 through 4.09 of these Bylaws dealing with meetings, action without a meeting, notice and waiver of notice, and quorum and voting requirements of the Board apply to the committees and their members as well.

                                   ARTICLE VI

                                    OFFICERS

     SECTION 6.01 Number. The Officers of the Corporation shall consist of the President, one (1) or more Vice Presidents (if any), the Secretary and such other officers as may be chosen by the Board at such time and in such manner and for such terms as the Board may prescribe. Any two (2) or more offices may be held by the same person.

     SECTION 6.02 Election and Term of Office. The Officers shall be chosen by the Board or by an Officer duly elected or appointed and duly authorized by the Board. Each Officer shall hold office until his successor is chosen and qualified, until his death, until he shall have resigned, or shall have been removed pursuant to Section 6.04 of these Bylaws.

     SECTION 6.03 Resignations. Any Officer may resign at any time by delivering written notice to the Board, the President, or the Secretary. Such resignation shall take effect when the notice is delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board may fill the pending vacancy before the effective date if the Board provides that the successor does not take office until the effective date.

     SECTION 6.04 Removal. Any Officer may be removed either with or without cause, at any time, by the vote of a majority of the actual number of Directors elected and qualified from time to time, or by the Officer who appointed that Officer.

     SECTION 6.05 Vacancies. Whenever any vacancy shall occur in any office, the same shall be filled by the Board, the President, or by an Officer duly appointed by the Board, and the Officer so chosen shall hold office during the remainder of the term for which his predecessor was chosen or as otherwise provided herein.

     SECTION 6.06 President. Subject to the general control of the Board, the President shall manage and supervise all the affairs and personnel of the Corporation and shall discharge all the usual functions of the chief executive officer of a corporation. He shall preside at all meetings of Shareholders and Directors, discharge all duties which devolved upon a presiding officer, and shall exercise and perform such other powers and duties as these Bylaws or the Board may prescribe. The President shall have full authority to execute proxies in behalf of the Corporation, to vote stock owned by it in any other corporation, and to execute, with the Secretary, powers of attorney appointing other corporations, partnerships, or individuals the agent of the Corporation, all subject to the provisions of the Act, the Certificate and these Bylaws.

     SECTION 6.07 Vice Presidents. The Vice Presidents, in the order designated by the President or the Board, shall exercise and perform all powers of, and duties incumbent upon, the President during his absence or disability and shall exercise and perform such other powers and duties as these Bylaws, the Board or the President may prescribe.

     SECTION 6.08 Secretary. The Secretary shall attend all meetings of the Shareholders and of the Board, and shall keep or cause to be kept in a book provided for the purpose a true and complete record of the proceedings of such meetings, and shall perform a like duty, when required, for all committees created by the Board. The Secretary shall authenticate the records of the Corporation when necessary and shall exercise and perform such other powers and duties as these Bylaws, the Board, or the President may prescribe. The Secretary shall give all notices of the Corporation and, in case of his/her absence, negligence, or refusal so to do, any notice may be given by a person so directed by the President or by the requisite number of Directors or Shareholders upon whose request the meeting is called as provided by these Bylaws.

     SECTION 6.09 Assistant Officers. The Board or an Officer duly appointed by the Board may from time to time designate Assistant Officers who shall exercise and perform such powers and duties as the Officers whom they are elected to assist shall specify and delegate to them, and such other powers and duties as these Bylaws, the Board, or the President may prescribe. An Assistant Secretary may, in the absence or disability of the Secretary, attest the execution of all documents by the Corporation.

     SECTION 6.10 Delegation of Authority. In case of the absence of any Officer of the Corporation, or for any other reason that the Board may deem sufficient, the Board may delegate the powers or duties of such Officer to any other Officer or to any Director, for the time being.

                                  ARTICLE VII

               NEGOTIABLE INSTRUMENTS, DEEDS, CONTRACTS AND STOCK

     SECTION 7.01 Execution of Negotiable Instruments. All checks, drafts, bills of exchange and orders for the payment of money by the Corporation shall, unless otherwise directed by the Board or unless otherwise required by law, be signed by any two of the following Officers: the President, any Vice President or the Secretary. The Board may, however, authorize any one or more of such Officers to sign checks, drafts, bills or exchange and orders for the payment of money by the Corporation singly and without necessity of countersignature; and the Board may designate any other employee or employees of the Corporation, who may, in the name of the Corporation, execute checks, drafts, bills of exchange and orders for the payment of money by the Corporation or on its behalf.

     SECTION 7.02 Execution of Deeds, Contracts, Etc. All deeds, notes, bonds, and mortgages made by the Corporation and all other written contracts and agreements, other than those executed in the ordinary course of corporate business, to which the Corporation shall be a party shall be executed in its name by the President, a Vice President, or by any other Officer so authorized by the Board, acting by resolution; and the Secretary, when necessary or required, shall attest the execution thereof.

     SECTION 7.03 Ordinary Contracts and Agreements. Unless otherwise directed by the Board, all written contracts and agreements into which the corporation enters in the ordinary course of business operations shall be executed by any Officer or by any other employee of the Corporation designated by the President to execute such contracts and agreements.

     SECTION 7.04 Endorsement of Certificates for Shares. Unless otherwise directed by the Board, any share or shares issued by any corporation and owned by the Corporation (including reacquired shares of the

Corporation) may be endorsed in the name of the Corporation by the President or a Vice president, and the Secretary, when necessary or required, shall attest such endorsement.

     SECTION 7.05 Voting of Shares Owned by Corporation. Unless otherwise directed by the Board, any share or shares issued by any corporation and owned or controlled by the Corporation may be voted at any Shareholders' meeting of such other corporation by the President of the Corporation, or in his absence by a Vice President of the Corporation. Whenever, in the judgment of the President, it is desirable for the Corporation to execute a proxy or give a shareholder's consent in respect to any share or shares issued by any other corporation and owned by the Corporation, such proxy or consent shall be executed in the name of the Corporation by the President or a Vice president of the Corporation. Any person or persons designated in the manner above stated as the proxy or proxies of the Corporation shall have full right, power and authority to vote the share or shares issued by such other corporation and owned by the Corporation in the same manner as such share or shares might be voted by the Corporation.

                                  ARTICLE VIII

                                INDEMNIFICATION

     SECTION 8.01 Actions Other than in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture or other enterprise against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation and with respect to any criminal action or proceeding had reasonable cause to believe that his conduct was unlawful.

     SECTION 8.02 Actions by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney's fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine, upon application, that despite the adjudication of liability, but in the view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     SECTION 8.03 Advancement of Expenses. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized herein.

     SECTION 8.04 Insurance. The Corporation may purchase (upon resolution duly adopted by the Board of Directors) and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability.

     SECTION 8.05 Indemnification Required. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to herein or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     SECTION 8.06 Entitlement, Nonexclusivity. Every such person shall be entitled, without demand by him upon the Corporation or any action by the corporation, to enforce his right to such indemnity in an action at law against the Corporation. The right of indemnification and advancement of expenses hereinabove provided shall not be deemed exclusive of any rights to which any such person may now or hereafter be otherwise entitled and specifically, without limiting the generality of the foregoing, shall not be deemed exclusive of any rights pursuant to statute or otherwise, of any such person in any such action, suit or proceeding to have assessed or allowed in his favor against the Corporation or otherwise, his costs and expenses incurred therein or in connection therewith or any part thereof.

                                   ARTICLE IX

                                   AMENDMENTS

     SECTION 9.01 Amendments of Bylaws. The power to make, alter, amend or repeal these Bylaws is vested in the Board, but the affirmative vote of a number of Directors equal to a majority of the number who would constitute a full Board of Directors at the time of such action shall be necessary to take any action for the making, alteration, amendment or repeal of these Bylaws.

PROXY

                                                  AMERIVISION COMMUNICATIONS, INC.

                                  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL
                                        MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2001.

     The undersigned hereby appoints Stephen D. Halliday and David E. Grose, or either of them with individual power of substitution, proxies to vote all shares of Common Stock of AmeriVision Communications, Inc. which the undersigned may be entitled to vote at the Special Meeting of Stockholders to be held on June 21, 2001, and at all adjournments thereof, as follows:

[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

1. Election of Directors                   [ ] FOR all nominees listed                   [ ] WITHHOLD AUTHORITY
                                               (except as indicated below)                   for all nominees listed

NOMINEES: Stephen D. Halliday, John B. Damoose, Jay A. Sekulow, Art Richardson, John Telling, David Clark, and Arch Bonnema.

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR" BOX AND WRITE THAT NOMINEE'S NAME ON THE
SPACE PROVIDED BELOW.

------------------------------------------------------------------------------------------------------------------------------------

IF NO PREFERENCE IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES.

2. First Amendment of the Company's Certificate of Incorporation, to increase the number of authorized shares of Common Stock.
   [ ] APPROVE the First Amendment.
   [ ] DISAPPROVE the First Amendment.
   [ ] ABSTAIN from voting with respect to the First Amendment.

IF NO PREFERENCE IS INDICATED, THIS PROXY WILL BE VOTED "TO APPROVE" THE AMENDMENT.

                                            (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)                               -----------
                                                                                                                        SEE REVERSE
                                                                                                                            SIDE
                                                                                                                        -----------

3. Second Amendment of the Company's Certificate of Incorporation, to confer on the Board the power to amend the Company's by-laws.
   [ ] APPROVE the Second Amendment.
   [ ] DISAPPROVE the Second Amendment.
   [ ] ABSTAIN from voting with respect to the Second Amendment.

4. Amendment and Restatement of the Company's By-laws.
   [ ] APPROVE the Amended and Restated By-laws.
   [ ] DISAPPROVE the Amended and Restated By-laws.
   [ ] ABSTAIN from voting with respect to the Amended and Restated By-laws.

5. IN THEIR DISCRETION, UPON SUCH BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

IF NO PREFERENCE IS INDICATED, THIS PROXY WILL BE VOTED "TO APPROVE" THE AMENDED AND RESTATED BY-LAWS.


                                                                   SIGNATURE(S)
                                                                                ----------------------------------------------------

                                                                   DATED                                                      , 2001
                                                                         -----------------------------------------------------

                                                                   IMPORTANT: Please sign this Proxy exactly as your name or names appear hereon. If shares are held by more than one owner, each must sign. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full titles. BE SURE TO DATE THIS PROXY.

Acct No.                                                                                                                     Shares